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                                                              EXHIBIT NO. 10.2.3

                      HARRINGTON WEST FINANCIAL GROUP, INC.
            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

To Each of the Lenders Signatory Hereto

Ladies and Gentlemen:

         Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of October 30, 1997 (the Amended and Restated Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the "Credit Agreement"), among the undersigned, Harrington West Financial Group, Inc., a Delaware corporation, the Lenders party thereto, and Harris Trust and Savings Bank, as Agent for the Lenders. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Company, the Lenders and the Agent wish to amend the Credit Agreement to (a) release the Collateral and terminate the Pledge and Security Agreement, (b) reduce the aggregate amount of the Commitments for $25,000,000 to $15,000,000 and (c) amend certain other provisions of the Credit Agreement, all on the terms and conditions set forth below in this amendment (herein, the "Amendment").

1.       RELEASE OF COLLATERAL.

         Upon the satisfaction of the conditions precedent set forth in Section 3 hereof, the Agent and the Lenders hereby agree that the Collateral held by the Agent pursuant to the Pledge and Security Agreement shall be released and the Pledge and Security Agreement is hereby terminated.

2.       AMENDMENTS.

         Upon satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

         2.1. The amount of each Lender's Revolving Credit Commitment set forth in the Credit Agreement shall be amended to be, as of the date of this Amendment, the amount set forth on Exhibit D attached hereto opposite such Lender's name. The Credit Agreement is further amended by amending and restating Exhibit D to read as set forth on the replacement Exhibit D attached hereto and made a part thereof.

         2.2. Section 4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           SECTION 4. [Intentionally Omitted].

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         2.3.     The definitions of "Collateral", "Collateral Documents",
"Guarantor" and "Guaranty" appearing in Section 5.1 of the Credit Agreement are hereby deleted in their entireties and all references to "Collateral", "Collateral Documents", "Guarantor" and "Guaranty" appearing in the Credit Agreement shall have no further force and effect.

         2.4. Section 8.11 of the Credit Agreement shall be amended by deleting the word "and" appearing after subsection (d) and deleting the period appearing after subsection (e) and replacing it with "; and" and adding a new subsection (f) which shall read as follows:

                           (f)      indebtedness consisting of junior
                  subordinated debentures (which obligations shall be junior and subordinated to the prior payment in full of the Obligations) issued in connection with trust preferred securities issued by one or more of the Company's Wholly-Owned Subsidiaries provided that such indebtedness qualifies as Tier 1 Capital for bank regulatory purposes at the time of issuance.

         2.5. Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           Section 8.12. Liens. The Company shall not, nor shall
                  it permit any Subsidiary to, create, incur or permit to exist any Lien of any kind on any stock or other equity interest of any kind in any Subsidiary, whether now or hereafter owned, directly or indirectly, by the Company or any other Subsidiary.

         2.6. Section 8.15 of the Credit Agreement (Dividends and Certain Other Restricted Payment) is hereby amended and restated in its entirety to read as follows:

                           Section 8.15. Dividends and Certain Other Restricted
                  Payments. The Company shall not declare or pay any dividend on or make any other distributions in respect of any class or series of its capital stock (other than dividends payable solely in its capital stock) or directly or indirectly purchase, redeem or otherwise acquire or retire any of its capital stock; provided, however, that (a) the Company may pay dividends in an aggregate amount not to exceed the greater of
                  (i) $450,000 during any fiscal quarter of the Company, or (ii) 40% of consolidated net income of the Company for the most recently completed fiscal quarter, so long as at the time of, and after giving effect to, such dividend no Default or Event of Default exists and (b) the Company may repurchase its capital stock in an aggregate amount not to exceed $2,000,000 during the term of this Agreement so long as at the time of, and after giving effect to, such repurchase no Default or Event of Default exists.

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3.       CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         3.1. The Company, the Lenders, and the Agent shall have executed and delivered this Amendment, and the Company shall have executed and delivered replacement Notes to the Lenders in the forms attached hereto as Exhibits A-1 and A-2.

         3.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

         3.3. The Company shall have paid to the Agent the legal fees called for by Section 5.3 below.

4.       REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Agent and the Lenders that, as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders and the representations contained in Section 6.6 shall be deemed to refer to December 31, 2002) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

5.       MISCELLANEOUS.

         5.1 Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         5.2 The Company heretofore executed and delivered, among other things, the Pledge and Security Agreement and hereby acknowledges and agrees that the security interests and liens created and provided for therein continue to secure the payment and performance of the Obligations of the Company owing to the Lenders, including, without limitation, all indebtedness of the Company evidenced by the Notes, both for principal and interest, which are entitled to all of the benefits and privileges set forth therein.

         5.3. The Company agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment

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and the other instruments and documents to be executed and delivered in connection herewith, including the fees and expenses of counsel for the Agent.

         5.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

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                                   EXHIBIT A-1

                      HARRINGTON WEST FINANCIAL GROUP, INC.
                              REVOLVING CREDIT NOTE

$10,000,000.00                                                  October 31, 2003

         On the Revolving Credit Termination Date, for value received, the undersigned, HARRINGTON WEST FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of HARRIS TRUST AND SAVINGS BANK (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) Ten Million and no/100 Dollars ($10,000,000.00), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Revolving Credit Loans owing from the Company to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

         This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain Amended and Restated Credit Agreement dated as of October 30, 1997, as amended, between the Company, Harris Trust and Savings Bank, individually and as Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as heretofore amended and as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Company by the Lender under the Revolving Credit provided for under the Credit Agreement, and the Company hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

         Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to the Company against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Company agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto.

         This Note is issued by the Company under the terms and provisions of the Credit Agreement and this Note and the holder hereof are entitled to all of the benefits provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in

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the events, on the terms and with the effects provided in the Credit Agreement.
All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

         This Note is issued in substitution and replacement for, and evidences in part the indebtedness currently evidenced by, the Revolving Credit Note of the Company heretofore issued to the Bank.

         The Company hereby promises to pay all costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

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                                   EXHIBIT A-2

                      HARRINGTON WEST FINANCIAL GROUP, INC.
                              REVOLVING CREDIT NOTE

$5,000,000.00                                                   October 31, 2003

         On the Revolving Credit Termination Date, for value received, the undersigned, HARRINGTON WEST FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of U.S. BANK, NATIONAL ASSOCIATION (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) Five Million and no/100 Dollars ($5,000,000.00), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Revolving Credit Loans owing from the Company to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

         This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain Amended and Restated Credit Agreement dated as of October 30, 1997, as amended, between the Company, Harris Trust and Savings Bank, individually and as Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as heretofore amended and as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Company by the Lender under the Revolving Credit provided for under the Credit Agreement, and the Company hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

         Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to the Company against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Company agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto.

         This Note is issued by the Company under the terms and provisions of the Credit Agreement and this Note and the holder hereof are entitled to all of the benefits provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in

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the events, on the terms and with the effects provided in the Credit Agreement.
All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

         This Note is issued in substitution and replacement for, and evidences in part the indebtedness currently evidenced by, the Revolving Credit Note of the Company heretofore issued to the Bank.

         The Company hereby promises to pay all costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

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                                    EXHIBIT D

                                   COMMITMENTS

      NAME OF LENDER                                      REVOLVING CREDIT COMMITMENT
      --------------                                      ---------------------------
Harris Trust and Savings Bank                                       $10,000,000

U.S. Bank, National Association                                     $ 5,000,000
                                                                    -----------

       TOTAL                                                        $15,000,000
                                                                    ===========